[THINKPATH LOGO]

                                                                  THINKPATH INC.
                                                Ste. 215 - 16 Four Seasons Place
                                                                Toronto, Ontario
                                                                  M9B 6E5 Canada
                                                               TEL: 416-622-5200
                                                               FAX: 416-622-5206

                             MEMORANDUM OF AGREEMENT

In consideration of the following:

      o severance payment of $100,000 payable bi-weekly beginning January 1st 2008 for a period of twenty-four months;
      o     payment of any earned 2007 bonuses; and,
      o     payment of any earned and unused 2007 vacation;

John W. Kennedy and Cecelia Kennedy, ("the Kennedy's"), hereby release and forever discharge Thinkpath Inc., ("the Company") of any statutory entitlement to wages, termination pay and additional severance pay pursuant to the Employment Agreements entered into by the Company and the Kennedy's on June 29, 2006.

This release does not affect the Promissory Note & Guaranty Agreements signed on April 19, 2007. Those agreements shall remain in full-force and effect.

For the said consideration the Kennedy's further agree not to solicit any clients of the company for competitive engineering or contract placement services in any capacity other than on behalf of the Company, for a period of two years. However, this does not curtail John's ability to consult as an Engineer or as a Subject Matter Expert (SME).

Going forward it is understood that a separate commission and T&M compensation agreement will be negotiated and agreed to take effect January 1st 2008 and will apply to any new business opportunities brought to the Company by the Kennedy's as well as assistance with the management of the Fedex account.

It is understood and agreed that the said Employment Agreements are null and void as of January 1, 2008.

Agreed and accepted this 7th day of November 2007.

 /S/ JOHN W. KENNEDY                  /S/ CECELIA KENNEDY
-------------------------------     ----------------------------------
John W. Kennedy                              Cecelia Kennedy

/S/ DECLAN FRENCH
------------------------------------------
Declan French, on behalf of Thinkpath Inc.